                  OFFICERS' CERTIFICATE OF APPLIED POWER INC.
                    (doing business as Actuant Corporation)

              Pursuant to Section 4.02(d) of the Credit Agreement
              ---------------------------------------------------

          I, the undersigned, Andrew Lampereur, as authorized person - financial leader of Applied Power Inc., a Wisconsin corporation (doing business as Actuant Corporation) (the "Company"), pursuant to Section 4.02(d) of the Credit Agreement dated as of July 31, 2000 among the Company, the Lenders, Credit Suisse First Boston, as Lead Arranger, Collateral Agent and Administrative Agent, First Union National Bank, as Syndication Agent, and ING (U.S.) Capital LLC, as Documentation Agent (the "Credit Agreement" capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement), does hereby certify, in my capacity as an officer of the Company, and not individually, on behalf of the Company, that:

          (a) The representations and warranties set forth in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) The Borrower and each other Loan Party shall be in compliance in all material respects with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing.

          (c) There has not occurred any event or events, adverse condition or change in or affecting the Loan Parties, or any of them, that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.


          IN WITNESS WHEREOF, the undersigned has hereunto signed his name this 31st day of July, 2000.

                                             By:________________________________
                                                Name:  Andrew Lampereur
                                                Title: Authorized Person